[letterhead of
State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111]

VIA EDGAR

April 20, 2000

Securities and Exchange Commission
Filing Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   State Street Research Securities Trust
      Securities Act of 1933 Registration No. 33-74628
      Investment Company Act of 1940 File No. 811-8322
      CIK 0000918572

Ladies and Gentlemen:

On behalf of State Street Research Securities Trust (the "Registrant") and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the same have been modified by Regulation S-T, we hereby file a statement to note for the record that a prospectus for State Street Research Strategic Income Fund, a series of the Registrant, is in use which is a Spanish language translation of the English language prospectus dated September 1, 1999. The prospectus was filed electronically on September 3, 1999 (EDGAR accession number 0000950146-99-001518).

Pursuant to Rule 306 of Regulation S-T, the Registrant represents that the English language prospectus referenced above is a fair and accurate translation of the Spanish version now in use.

If you have any questions with respect to the enclosed or if there is any way in which we may be of assistance, please do not hesitate to telephone the undersigned at (617) 357-1371.

STATE STREET RESEARCH
SECURITIES TRUST


By:      /s/ Amy L. Simmons
         -------------------------
         Amy L. Simmons
         Assistant Secretary
cc:      John Hunt, Esq.
         Geoffrey R.T. Kenyon, Esq.
         Evelyn M. Talmo
           Goodwin, Procter & Hoar LLP
         Darman A. Wing, Esq.
           State Street Research & Management Company